Philadelphia Analyst Meeting August 2003

Good afternoon. I am Kathy Halloran, Executive Vice President Finance and Administration. With me today is Mark Knox, our Director of Investor Relations. We appreciate your interest in Nicor and thank you for the opportunity for us to be here today.

Agenda Objectives and Strategies Business Overview and Plans Financial Update Wrap-up

I’ll start things off today by covering our objectives and strategies, provide an overview of our various businesses and then give a brief financial update. When I am done we’ll be happy to take your questions.

Caution Concerning Forward-looking Statements This speech includes certain forward-looking statements about the operations and earnings expectations of Nicor Inc., its subsidiaries and other affiliates. Although Nicor believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Factors that could cause materially different results can be found in Nicor's most recent periodic report filed with the Securities and Exchange Commission.

Before I get started I want to remind you that in view of requirements around non-selective disclosure we will address only questions concerning matters that have been previously made public and broadly disseminated. We ask that you bear this in mind when asking your questions and considering our responses.

Business Composition

(Based on 2002 Operating Income)

Shipping
Other
Gas Distribution

1st Qtr 2nd Qtr East 90 8 2 Shipping Gas Distribution Business Composition (Based on 2002 Operating Income) Other

For those of you not familiar with our company this slide shows the basic composition of our company as it exists today. It’s built on the foundation of two core businesses — our natural gas distribution segment, Nicor Gas, and our containerized shipping segment, Tropical Shipping.

We also have other energy-related ventures, which are relatively small but are expected to be a growing portion of our portfolio, and are built on the assets, expertise, reputation and location of Nicor Gas.

Financial Objectives Earnings-Per-Share Growth Dividend Payout Return on Investment

Our financial objectives remain simple, long-term in nature and over the years have not changed.

Starting with our 2003 earnings base, our aim is to increase earnings per share over the long-term at a mid-to-high- single-digit annual growth rate; to provide our shareholders with stable dividends; and to continue to achieve solid returns on equity.

Over the years our approach to growth has been consistent. We remain committed to pursuing multiple initiatives that build upon our primary business segments, and our approach to growth will continue to be disciplined and rational.

Key Strategies

Grow Our Core Businesses

Optimize Storage & Transmission Assets

nicor

Expand Our Energy Services Business

Build On Our Financial Strength

nicor

Key Strategies Key Strategies Optimize Storage & Transmission Assets Build On Our Financial Strength Expand Our Energy Services Business Grow Our Core Businesses

Our corporate focus is to be a reliable and respected provider of energy-related services and products in the Midwest, and shipping services in the Caribbean region.

To achieve these objectives, we have developed strategies that will build on our core strengths, including our assets, expertise, location, customer base and financial resources.

Let me now cover some of our various businesses and our plans for growth.

Gas Distribution Nicor Gas 2 million customers Reputable brand Operating efficiency Premium territory Significant assets Strategic location

Our primary business is Nicor Gas. Nicor Gas serves 2 million customers in northern Illinois — excluding the city of Chicago and parts of the northern suburbs. Nicor Gas has a recognized brand name, built on historically low rates and safe, reliable service. It serves one of the best markets for natural gas in the nation because of the region’s diverse mix of industries, annual growth in customers, and a high demand for space heating.

Nicor Gas also has significant underground storage assets and is strategically located on the nation’s Midwest natural gas pipeline grid — with access to eight interstate pipelines. These important advantages not only allow us to procure competitively priced gas supplies, but has also become a catalyst for recent growth prospects including our Chicago Hub and non-traditional storage and transmission services. Nicor Gas also provides an excellent platform for our other energy-related opportunities and, combined with a strong balance sheet, continues to provide a solid foundation upon which to build.

Gas Distribution Strategic Plan Customer additions Promoted industrial and commercial load New gas-fired power generation load Nontraditional services Maintain earnings levels within challenging cost environment

Nicor Gas continues to add about 30,000 new customers a year and promotes use of natural gas among existing large industrial and commercial customers. In addition to traditional growth, which year over year is less than 2 percent, we deliver natural gas and provide ancillary services for power generation needs. These supply-related services help customers meet peak demand needs and allows them to balance, park or wheel natural gas supplies. The integrated nature of our supply assets will continue to create opportunities for us to provide these types of services through operations such as our Chicago Hub and Nicor Enerchange, which I’ll discuss shortly.

However, faced with increasing costs and little traditional revenue growth, our key challenges over the next few years will be in maintaining the earnings of this business segment. To manage in this environment, we will increase our already strong efforts to manage costs, while concentrating on actions that improve processes and further enhance operational excellence and customer satisfaction. As a primary source of our traditional earnings, Nicor Gas’ success is fundamental to our overall success.

Transporter of containerized cargo in Caribbean Niche player On-time, high quality service provider Leading market shares in majority of ports served

Our second largest business is Tropical Shipping. Tropical is one of the largest carriers of containerized cargo in the Caribbean region. We’ve owned Tropical for 20 years, and during that time Tropical has continued to expand and make significant contributions to earnings growth and cash flow. Tropical has periodically re-deployed its free cash flow into its business by way of acquisitions, and new vessels, facilities and equipment. Tropical has financial flexibility for future expansion and growth opportunities.

Tropical is a niche player with a history of producing high operating margins relative to its industry. We currently operate a fleet of 16 vessels — 10 of which are owned. Tropical is a leading carrier of U.S. and Canadian exports from the East Coast to the Caribbean, and its reputation for dependable, on-time service, and its ability to establish long-lasting customer relationships, has helped the company maintain a leading market position in the majority of the ports it serves.

Strategic Plan Focus on operational excellence Increase market share in existing ports Expand into new markets Niche acquisitions

Over the years, Tropical Shipping has been able to steadily grow its shipping volumes and improve profits. Results of this very competitive business can and will fluctuate from year to year depending on the strength of the U.S. and Caribbean economies and tourism.

Fortunately, difficult economic conditions have also produced opportunities for Tropical, as other carriers in the market find it difficult to compete. In fact, over the past few years, Tropical has made a number of acquisitions including a Canadian-based container transportation business and an expanded Eastern Caribbean and added a Guianas service. These acquisitions were funded entirely with Tropical’s internal cash, added significantly to Tropical’s annual volumes, and demonstrated our ability to successfully implement the growth strategies of this business segment.

Looking ahead, growth in our shipping business will likely come from a number of sources. First, as always, we’ll continue to strive for operational excellence. Secondly, we can also increase market share or expand into new markets.

Asset-Backed Energy Ventures Chicago Hub - balancing, parking and wheeling services Storage/Transmission services Enerchange - wholesale natural gas marketing

Let me now spend some time discussing our other energy-related businesses, starting with our asset-backed ventures.

The Chicago Hub, which operates within the utility and was formed in the early 1990’s, has been one of our contributors to growth throughout that period. The Hub provides interruptible natural gas parking, balancing and wheeling services to marketers and interstate pipeline shippers moving gas to and through the Midwest. Through our utility, we also offer firm off-system storage and transmission services to others. Both of these opportunities exist by virtue of our strategic location and integrated storage and transmission assets. However, due to general market conditions, particularly the impact of smaller spreads between winter and summer prices, the Hub results are expected to be down in 2003.

We also have an unregulated wholesale natural gas marketing business, Nicor Enerchange, which was formed in 1998 as an extension of our asset-backed supply services business. Enerchange, which also administers the Chicago Hub for a fee, is engaged in wholesale marketing of natural gas supply services in the Midwest and provides these services to interstate pipelines, other natural gas distribution companies, power generators, and natural gas marketers and brokers. By bundling commodity with natural gas transportation and storage, Enerchange customizes services that provide significant added value.

Asset-Backed Energy Ventures Horizon Pipeline Joint Venture with NGPL 74-mile pipeline with 380 MMcf/day capacity Located within the preferred power generation siting corridor

Our newest asset-backed venture is the Horizon Pipeline, which is a 50/50 joint venture between Nicor and Natural Gas Pipeline Company of America, a subsidiary of Kinder Morgan. Horizon became operational just over a year ago. Our initial equity investment was about $16 million. The 74-mile pipeline runs between Joliet, Il., north to a point near the Wisconsin border and has strategic extension and expansion potential to meet economic growth in the region.

Horizon was built within the preferred power generation siting corridor as set forth by the primary electricity provider in Illinois, providing key competitive advantages over other pipeline alternatives in our territory. Over the long term we are anticipating average returns on equity of 10 to 15 percent from this project.

Asset-Backed Energy Ventures Strategic Plan Maximize value from existing capabilities Capitalize on opportunities available from our strategic location Expand and broaden our capabilities Acquire new assets and services

Growth in our asset-backed ventures will come from our continued focus on identifying and developing opportunities relating to our extensive gas storage and transportation network, strategic location on the Midwest supply grid, and the changing energy environment.

Our success for these ventures continues to be driven by the opportunities created by deregulation and the services needed by electric power generation. Additional opportunities for growing this midstream platform may exist by expanding our capabilities, acquiring, contracting or developing new assets and services, partnering with others or increasing our storage and transmission capability.

Energy Services Nicor Services - provider of energy- related products and services home appliance repair service line protection HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services

One last area of our business is retail energy services.

Our fundamental plan is to develop and provide value-added energy products and services that compete in the retail market.

Nicor Services is our business that provides a number of noncommodity energy-related products and services including a service line protection product, heating, ventilation and air conditioning repair and replacement, and home appliance repair services. We successfully launched a natural gas price and weather protection product in 2002. By providing broad coverage to homeowners’ needs through a range of products and services, Nicor Services aims to be a premier provider of energy services in Illinois residential and commercial markets.

Energy Services Strategic Plan Leverage Nicor's brand recognition, reputation and customer base Increase market share of existing products and services

Expanding our energy services business will be a key contributor to our long-term success. Our model for this business builds off the foundation of Nicor’s brand and customer base, and we believe untapped opportunities exist in these areas.

Establishing regional market coverage and increasing market share for our existing products and services, enhancing our existing products, and developing additional energy-related offerings such as our Fixed Bill product and other billing protection services, will all be important success factors for this business going forward.

That briefly covers our businesses and their respective growth plans, let me now quickly give a recent financial update and wrap things up.

Financial Update Financial Strengths Strong balance sheet High returns on equity Excellent free cash flow Solid dividend

Over the years and as of today our financial position has been one of the strongest in the natural gas distribution industry.

Both Nicor and Nicor Gas have some of the best debt ratings in the natural gas industry. Our history of producing high returns on equity, generating solid cash flow, and providing a consistent dividend has long been a Nicor trademark.

In fact, in March we raised our dividend to an annual rate of $1.86 per share, marking the 16th consecutive year we’ve increased our annual dividend rate.

Our financial strength also gives us the flexibility to take advantage of new investment opportunities. In the past, when these opportunities did not exist, we’ve repurchased stock.

Financial Update 2003 Six Months Ended Financial Results EPS of $1.58 versus $1.32 for same period in 2002 Mercury-related insurance recovery New interim depreciation accounting allocation method Improved operating results in shipping segment Gain on the wind-down of retail marketing joint venture 2003 Financial Outlook

Last week we released our six months ended financial results, announcing that diluted earnings per common share of $1.58 was $.26 higher than last year. The improvement was primarily attributable to mercury-related recoveries from third parties, a change in our interim depreciation accounting method, higher operating results in our shipping segment and a gain on the wind-down of our 50-percent owned retail energy marketing joint venture, Nicor Energy. Unfortunately higher operating costs in our gas distribution business, including items like health care costs, lower pension returns, and insurance costs largely offset these positive factors.

For 2003, we currently estimate an annual diluted earnings range of $2.55 to $2.75 per share. This estimate includes reported results for the first six months and reflects additional modest gains from our wind-down of Nicor Energy, higher operating costs and lower margin in our gas distribution business, and the timing of recognizing income at Nicor Enerchange, due to a required change in accounting method effective in 2003. The estimate also assumes no additional mercury-related recoveries or impacts associated with the Nicor Gas regulatory plan review.

Detailed disclosure regarding Nicor Gas’ regulatory review and our wind-down of Nicor Energy are provided in our regulatory filings, but let me briefly summarize. Last year there were allegations that Nicor acted improperly in connection with a performance-based rate plan. In response to these allegations, Nicor’s board of directors appointed a special committee of independent, non-management directors to conduct an inquiry into issues surrounding natural gas supply activities. Although no criminal activity or fraud was identified, certain accounting issues and errors were identified. As a result, earlier this year we restated our 2001, 2000 and 1999 annual financial statements, and our 2002 and 2001 interim results. Today, the PBR plan is currently under review by the Illinois Commerce Commission and others, including the SEC.

The SEC is also performing a formal investigation regarding Nicor Energy. This investigation is in response to our reporting of accounting errors and adjustments in this joint venture in July of 2002. Last year we wrote-off our investment in Nicor Energy to zero. In addition, Nicor Energy disposed of all its customer contracts earlier this year and has recorded and expects to record additional gains as a result of these activities. Today the asset sales are complete and actions to wind-down the business are continuing. We continue to cooperate fully in these investigations. That concludes my financial update, let me now wrap things up.

Long-Term Growth Strategies Disciplined and systematic approach Synergies and strategic fit with core businesses and growth platforms Supported by a strong financial position and solid management team

As we’ve stated in the past, our intent is to grow our company while maintaining a low risk profile. Our approach has been and will continue to be disciplined and systematic. Opportunities we pursue will have direct synergy and a strategic fit with our core businesses, and will allow for steady incremental growth over the long-term.

In addition, our financial strength gives us the flexibility to take advantage of new investment opportunities and to consider other alternatives to generate shareholder value.

Underlying this financial strength is a team of diverse employees, who all share a common sense of responsibility to perform at the highest level and to exhibit the highest degree of integrity in all that they do.

Reasons to Invest in Nicor Committed to long-term objectives Strategic location and assets Experienced management team Excellent financial position

In closing, let me stress that we are committed to our objectives of growing our earnings, paying a consistent and stable dividend that is well covered by earnings, and maintaining our historically high returns on equity. This same focus will also continue to drive our strategic plans to grow our businesses.

We will also continue to execute a business plan that builds on our core strengths including our strategic location, assets, customer base, experience and financial resources. With that said, I believe we are well positioned to grow in the markets we serve.

Visit our website: www.nicor.com

I thank you for your interest in our company and will now open the floor for questions.